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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                        December 17, 1999


                       INDIANA ENERGY, INC.
      (Exact name of registrant as specified in its charter)


              Indiana             01-9091           35-1654378
     (State of incorporation)  (Commission File  (I.R.S. Employer
                                  Number)      Identification No.)

       1630 N. Meridian Street                        46202
        Indianapolis, Indiana                       (Zip Code)
        (Address of principal
        executive offices)

Registrant's telephone number, including area code (317) 926-3351

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Item 5.  Other Events.

     On December 17, 1999, Indiana Energy, Inc. ("IEI") held a shareholders meeting at which a presentation was made regarding an update on the IEI and SIGCORP merger. Pursuant to General
Instruction F to Form 8-K, a copy of the presentation materials are incorporated herein by reference and is attached hereto.

Item 7.   Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:


       Exhibit
       Number   Description
       -------  -----------
         99     December 17, 1999 presentation materials to the
                Indiana Energy, Inc. shareholders regarding an update on the Indiana Engergy, Inc. and SIGCORP merger


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INDIANA ENERGY, INC.

Dated: December 17, 1999



                                   By:  /s/ Carl L. Chapman
                                        __________________________
                                        Carl L. Chapman
                                        Chief Financial Officer



                                   By:   /s/ Jerome A. Benkert
                                        ___________________________
                                        Jerome A. Benkert
                                        Vice President and
                                        Controller


                           EXHIBIT LIST

       Exhibit
       Number   Description                                        Page
       -------  -----------                                        -----
         99     December 17, 1999 presentation materials to the
                Indiana Energy, Inc. shareholders regarding an update on the Indiana Energy, Inc. and SIGCORP merger